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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - MAY 6, 2004


                                    TXU CORP.
             (Exact name of registrant as specified in its charter)


                TEXAS                    1-12833             75-2669310
    (State or other jurisdiction     (Commission File     (I.R.S. Employer
          of incorporation)              Number)          Identification No.)


            ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS 75201-3411 (Address of principal executive offices, including zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE - (214) 812-4600

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


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 6, 2004, TXU Corp. issued a press release announcing its 2004 first quarter earnings results and distributed a 2004 first quarter Earnings Supplement. Such press release, which includes information on how to access a webcast of the quarterly earnings teleconference with analysts held that day, is filed herein as Exhibit 99.1, and such Earnings Supplement is filed herein as
Exhibit 99.2.

          Exhibits      Description
          --------      -----------

          99.1 Press release of TXU Corp. announcing its 2004 first quarter earnings results, dated May 6, 2004.

          99.2          2004 first quarter Earnings Supplement of TXU Corp.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          TXU CORP.


                                       By:   /s/ David H. Anderson
                                          ------------------------------------
                                          Name:  David H. Anderson
                                          Title: Vice President and Controller


Dated: May 6, 2004


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                               EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------

99.1 Press release of TXU Corp. announcing its 2004 first quarter earnings results, dated May 6, 2004.

99.2               2004 first quarter Earnings Supplement of TXU Corp.